                                                                  EXECUTION COPY

                            SECURED CREDIT AGREEMENT

          THIS SECURED CREDIT AGREEMENT, dated as of August 13, 2003 (this "Agreement"), is by and among TalkPoint Communications Inc. (formerly Video Network Communications, Inc.), a Delaware corporation (the "Borrower"), and Moneyline Telerate Holdings, a Delaware corporation (the "Lender").

          WHEREAS, the Borrower wishes to obtain financing and the Lender desires to provide such financing to the Borrower.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements and the representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                      LOANS

     1.1 Commitment. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, the Lender agrees to make loans to the Borrower (each such loan, a "Loan") from time to time on any business day during the period from September 1, 2003 to November 30, 2003 (the "Commitment Termination Date") in an aggregate principal amount not to exceed at any time $400,000 (the "Commitment"). Amounts repaid in respect of Loans may not be reborrowed. The Loans shall be repaid in full on the Maturity Date (as defined in Section 1.7 below). The Commitment shall automatically terminate at 5:00 p.m. (New York City time) on the Commitment Termination Date.

     1.2 Loans. Each Loan shall be made as part of a borrowing (a "Borrowing"). Each Borrowing of Loans shall be made upon the Borrower's irrevocable written notice signed by its chief executive officer or chief financial officer and delivered to the Lender in the form attached hereto as Exhibit A (a "Notice of Borrowing") (which notice must be received by the Lender prior to 12:00 noon (New York City time) one business day prior to the requested date of the Borrowing (the "Borrowing Date")) specifying the amount of the Borrowing, the number and location of the account in New York City to which funds are to be disbursed and the Borrowing Date, which shall be a business day. The Lender shall make each Loan to be made by it hereunder on the proposed Borrowing Date by wire transfer of immediately available funds to such account as the Borrower may designate in the applicable Notice of Borrowing. The Loans comprising any Borrowing shall be in an aggregate principal amount that that is not less than $50,000.

     1.3 Issuance of Notes. The Borrower shall execute and deliver to the Lender on the date of each Loan a promissory note in the form of Exhibit B hereto (a "Note") dated the date of such Loan in the aggregate principal amount of such Loan.

     1.4 Interest on Loans. Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to 8%. All computations of interest shall be made on the basis of year of 365 or 366 days, as the case may be, and actual days elapsed. Interest on each Loan shall be paid on the Maturity Date.

     1.5 Default Interest. Upon the occurrence and during the continuance of an Event of Default, interest will accrue on the unpaid principal amount of all Loans, all unpaid interest on any Loan and any other amounts payable hereunder, to the extent permitted by law, at a rate per annum of 12%.

     1.6 Payments.

          (a) Repayment. The Borrower shall repay the Lender in full on the Maturity Date the aggregate principal amount of all Loans outstanding on such date, together with all accrued and unpaid interest thereon.

          (b) Prepayment. The Borrower may, upon at least one business day's prior written notice to the Lender, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty.

          (c) Manner and Time of Payment. All payments by the Borrower of principal, interest and fees hereunder shall be made without defense, set off or counterclaim, and in same day funds and delivered to the Lender not later than 5:00 p.m. (New York City time) on the date due at the address indicated for the Lender in Section 6.1 for the account of the Lender. Funds received by the Lender after that time shall be deemed to have been paid by the Borrower on the next succeeding business day.

          (d) Payments on Non-Business Days. Whenever any payment to be made hereunder or under any Loan shall be stated to be due on a day which is not a business day, the payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest hereunder or under such Note.

     1.7 Maturity Date. The maturity date (the "Maturity Date") shall be the earliest to occur of (a) December 31, 2003, (b) the date on which Moneyline Telerate Holdings owns less than five percent (5%) of the outstanding shares of common stock of the Borrower and (c) the date on which the Borrower receives funding (whether debt, equity or a combination thereof) in one transaction or a series of transactions in an aggregate amount of at least $400,000.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     2.1 Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender as follows:

          (a) Organization. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Authority. The Borrower has full corporate power and authority to enter into this Agreement and the Security Agreement, dated as of the date hereof (the "Closing Date"), by and between the Borrower and the Lender, substantially in the form and to the effect of Exhibit C hereto (as such agreement may be amended, modified or restated from time to time (the "Security Agreement"), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Security Agreement by the Borrower, and the performance by the Borrower of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action by the Borrower. This Agreement and the Security Agreement have been duly and validly executed and delivered by the Borrower and, upon the execution and delivery hereof by the other parties hereto and thereto, will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that such validly binding effect and enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect, and by general equitable principles.

          (c) Subsidiaries. The Borrower does not own or control, directly or indirectly, any interest in any other Person and is not a participant in any joint venture, partnership or similar arrangement.

          (d) No Violation, Etc. The execution and delivery by the Borrower of this Agreement and the Security Agreement do not, and the performance by the Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with, result in any violation of or default under, or result in any person or entity having the right to terminate or modify, (i) any note, bond, mortgage, license, lease, contract, commitment, agreement or arrangement to which the Borrower is a party or by which any of its properties or assets are bound or (ii) any judgment, order or decree, or statute, law, ordinance, rule or regulation, applicable to the Borrower or to any of the property or assets of the Borrower or (iii) the Borrower's certificate of incorporation or by-laws. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by the Borrower in connection with the execution and delivery of the Agreement and the Security Agreement or the consummation of the transactions contemplated hereby or thereby.

          (e) Indebtedness. There is no outstanding Indebtedness of the Borrower, other than trade payables and accrued expenses arising in the ordinary course of business on ordinary terms, none of which is currently past due. "Indebtedness" of the Borrower means, without duplication, (i) all obligations of the Borrower for borrowed money, (ii) all obligations of the Borrower evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of the Borrower under conditional sale or other title retention agreements relating to property acquired by the Borrower, (iv) all obligations of the Borrower in respect of the deferred purchase price of property or services, (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by the Borrower, whether or not the Indebtedness secured thereby has been assumed, (vi) all guarantees by the Borrower of Indebtedness of others, (vii) all capital lease obligations of the Borrower, (viii) all obligations, contingent or otherwise, of the Borrower as an account party in respect of letters of credit and letters of guaranty and (ix) all obligations, contingent or otherwise, of the Borrower in respect of bankers' acceptances. The Indebtedness of the Borrower shall include the Indebtedness of any other entity (including any partnership in which the Borrower is a general partner) to the extent the Borrower is liable therefor as a result of the Borrower's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that the Borrower is not liable therefor.

          (f) Legal Proceedings. Except for the grand jury investigation concerning funds allocated by the Schools and Libraries Universal Service Fund for certain California schools disclosed in the Borrower's Form 10-KSB for the fiscal year ended December 31, 2002, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower, other than those that could not reasonably be expected to have a material adverse effect on the business, financial condition or assets of the Borrower.

          (g) Compliance with Laws and Orders. Except as disclosed in Section 2(f), the Borrower is not, and has not received any notice that it is, in violation of or default under, any law, statute, rule or regulation of any governmental authority or instrumentality, domestic or foreign, except to the extent that any such violation or default would not have a material adverse effect on the business, financial condition or assets of the Borrower.

          (h) Solvency. As of the Closing Date, the Borrower: (i) is not insolvent; and (ii) does not intend to incur, or believe that it will incur, debts that would be beyond its ability to pay as such debts matured.

          (i) No Default. No event has occurred and is continuing that constitutes, or with notice or lapse of time or both would constitute, an Event of Default.

                                   ARTICLE III
                               CONDITIONS TO LOAN

     3.1 Conditions to All Borrowings. The obligation of the Lender to make any Loan (including its initial Loan) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

          (a) Notice of Borrowing. The Lender shall have received a Notice of Borrowing.

          (b) Continuation of Representations and Warranties. Each of the representations and warranties made by the Borrower in this Agreement shall be true and correct in all material respects (if not qualified by materiality or material adverse effect) and in all respects (if qualified by materiality or material adverse effect) on and as of the Borrowing Date as though such representation or warranty was made on and as of the Borrowing Date.

          (c) No Existing Default. No Event of Default (nor any event or circumstance that with notice or lapse of time or both would constitute an Event of Default) shall exist or shall result from such Borrowing.

          (d) Revenue and EBITDA. The total revenue and EBITDA of the Borrower, as determined in accordance with U.S. generally accepted accounting principles, for each of the calendar months set forth below that has ended prior to the relevant Borrowing Date was equal to or greater than the amount set forth below:

     Month       Revenue      EBITDA
--------------   --------   ---------
August 2003      $425,000   ($281,000)
September 2003   $614,000   ($116,000)
October 2003     $714,000    ($75,000)
November 2003    $755,000    ($12,000)

"EBITDA", for any period, means the Borrower's earnings before interest, income taxes, depreciation and amortization excluding extraordinary gains and losses

Each Notice of Borrowing submitted by the Borrower hereunder shall constitute a representation and warranty by the Borrower hereunder, as of the date of each such notice and as of each Borrowing Date, that the conditions in this Section
3.1 are satisfied.

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                                   ARTICLE IV
                                    COVENANTS

     So long as any Loan is outstanding or any other obligation of the Borrower hereunder shall remain unpaid or unsatisfied:

     4.1 Indebtedness. The Borrower shall not directly or indirectly create, incur, assume, extend the maturity of, or otherwise become directly or indirectly liable with respect to, any Indebtedness other than (a) Indebtedness under this Agreement and the Security Agreement and (b) trade payables and accrued expenses arising in the ordinary course of business on ordinary terms.

     4.2 Liens. The Borrower shall not directly or indirectly, create, incur, assume or permit to exist any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind (collectively, "Liens") upon or with respect to any of its assets, whether now owned hereafter acquired or any income or profits therefrom, or assign or otherwise convey any right to receive income to secure any Indebtedness, other than (a) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with U.S. generally accepted accounting principles (consistently applied), (b) any minor imperfection of title or similar lien which individually or in the aggregate with other such liens does not impair the value or marketability of the property subject to such lien or interfere with the use of such property in the conduct of the business of the Borrower and which do not secure obligations for money borrowed and (c) Liens created under the Security Agreement (collectively, "Permitted Liens").

     4.3 Merger, Consolidation, Sale of Assets. The Borrower shall not (a) liquidate, wind-up or dissolve, (b) consolidate or merge with or into any other corporation, limited liability company, general partnership, limited partnership, limited liability partnership, proprietorship, other business organization, trust, union, association or governmental or regulatory entity (each, a "Person"), (c) permit any other Person to consolidate with or merge with or into it or participate in a share exchange with it or (d) sell, lease, transfer, contribute or otherwise dispose of any of its assets to any other Person (other than sales of inventory and worn out and obsolete assets in the ordinary course of business).

     4.4 Loans and Investments. The Borrower shall not (a) make any loan, advance or capital contribution, (b) extend credit to any Person or (c) purchase or otherwise acquire, hold or invest in, or make any commitment to purchase or otherwise acquire, hold or invest in, any debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets (owned of record or beneficially by Borrower), or make or keep outstanding any advance or loans (collectively, "Investment Assets"), except that the Borrower may invest in (i) direct obligations of, obligations fully guaranteed by, and repurchase agreements fully secured by, the United States of America or any agency thereof and (ii) certificates of deposit of any commercial bank which is a member of the Federal Reserve System.

     4.5 Dividends, Etc. The Borrower shall not declare or pay any cash or asset dividend on any of its shares or make any other distribution or disposition of any assets to stockholders in respect of its shares (or otherwise), or make, or commit to make, any payment on account of the purchase, redemption or other retirement of any of its shares or warrants or options therefor.

     4.6 Subsidiaries. The Borrower shall not organize or cause to exist any subsidiary of the Borrower.

     4.7 Sale and Leaseback. The Borrower shall not enter into any arrangement with any Person providing for the leasing by such Borrower of real or personal property that has been or is to be sold or transferred by the Borrower to such Person.

     4.8 Certain Limitations. The Borrower shall not enter into any agreement with any Person (other than the Lender pursuant to this Agreement) that prohibits or limits the ability of the Borrower to create, incur, assume or suffer to exist any Lien upon any of the assets or revenues of the Borrower, whether now owned or hereafter acquired.

     4.9 Compliance with Budget; Funding Certain Losses. The Lender shall have authority to approve expenditures of the Borrower, including, without limitation, expenditures in connection with employees, consultants or agents of the Borrower, equal to the respective boards of directors of the Borrower.

     4.10 Conflicting Agreements. The Borrower shall not enter into any agreements or arrangements that could reasonably be considered to be not in the normal course of business and which by their terms (or reasonably foreseeable effect) materially restrict or materially adversely affect the Borrower's right and ability to meet its obligations to the Lender hereunder.

     4.11 Affiliate Transactions. The Borrower shall not enter into any transaction with any Affiliate (other than the Lender). "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person; for the purpose of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

     4.12 Change in Nature of Business. The Borrower shall not engage in any business other than the business currently conducted by the Borrower and activities reasonably related thereto.

     4.13 Use of Proceeds. The Borrower will use the proceeds of the Loans for working capital and general purposes of the Borrower.

                                    ARTICLE V
                                EVENTS OF DEFAULT

     If any of the following conditions or events ("Events of Default") shall occur and be continuing:

     5.1 Failure To Make Payments When Due. Failure to pay any installment of principal or interest of any Loan when due, whether at stated maturity, by acceleration, by notice of prepayment, or otherwise; or

     5.2 Default in Other Agreements. Any event or condition occurs that results in any Indebtedness of the Borrower in excess of $25,000 becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or

     5.3 Breach of Certain Covenants and Agreements. Failure of the Borrower to perform or comply with (a) any term or condition contained in Article III or
Article IV or (b) any other term contained in this Agreement or the Security Agreement and such failure shall not have been remedied or waived within five
(5) days after receipt of written notice from the Lender of such default; or

     5.4 Breach of Warranty. Any representation or warranty made by the Borrower in this Agreement or the Security Agreement or in any statement or certificate at any time given by the Borrower pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect (if not qualified by materiality or material adverse effect) and in any respect (if qualified by materiality or material adverse effect) on the date when made; or

     5.5 Involuntary Bankruptcy; Appointment of Receiver, Etc. (a) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (b) an involuntary case is commenced against the Borrower under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or over all or a substantial part of any of their respective assets, shall have been entered; or an interim receiver, trustee or other custodian of the Borrower for all or a substantial part of their respective assets is involuntarily appointed, or a warrant of attachment, execution or similar process is issued against any substantial part of the assets of the Borrower and the continuance of any such events in this clause (b) for sixty (60) days unless dismissed, bonded, stayed, vacated or discharged; or

     5.6 Voluntary Bankruptcy; Appointment of Receiver, Etc. The Borrower shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or making possession by a receiver, trustee or other custodian for all or a possession by a receiver, trustee or other custodian for all or a substantial part of its assets or the making by the Borrower of any assignment for the benefit of creditors the admission by the Borrower in writing of its inability to pay its debts as such debts become due; or the board of directors of the Borrower (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing; or

     5.7 Judgments and Attachments. Any money judgment, writ or warrant of attachment, or similar process involving in any individual case or in the aggregate at any time an amount in excess of $25,000 (not covered by insurance) for the Borrower shall be entered or filed against the Borrower or any of its assets; or

     5.8 Other Agreements. Any material provision of this Agreement or the Security Agreement shall cease to be a valid and binding obligation against the Borrower.

     THEN, (a) upon the occurrence of any Event of Default described in the foregoing Section 5.5, 5.6 or 5.7, the unpaid principal amount of and accrued interest on each Loan shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower, and the obligations of the Lender hereunder shall thereupon terminate and (b) upon the occurrence of any other Event of Default, the Lender may, by written notice to the Borrower, declare the Loans to be, and the same shall forthwith become, due and payable, together with accrued interest thereon, and the obligations of the Lender hereunder shall thereupon terminate.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 Notices. Except as otherwise provided herein, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

          (a) if to the Borrower, to:

          TalkPoint Communications Inc.
          100 William Street
          8th Floor
          New York, NY 10038
          Attention: Nicholas Balletta
          Fax: (212) 909-2901

          (b) if to the Lender to:

          Moneyline Telerate Holdings
          233 Broadway
          New York, New York  10279
          Attention: Adam Ableman, Esq.
          Fax: (212) 553-2598

          with a copy to:

          Morgan, Lewis & Bockius LLP
          101 Park Avenue
          New York, New York  10178
          Attention: Ira White, Esq.
          Fax: (212) 309-6001

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving written notice specifying such change to the other party hereto.

     6.2 Entire Agreement. This Agreement and the Security Agreement supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

     6.3 Further Assurances; Post-Closing Cooperation. At any time or from time to time after the execution and delivery of this Agreement, the Borrower shall execute and deliver to the Lender such other documents and instruments, provide such materials and information and take such other actions as the Lender may reasonably request more effectively to vest title to the Notes in the Lender and otherwise to cause the Borrower to fulfill its obligations under this Agreement and the Security Agreement.

     6.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or of any Notes, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of the Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any further notice or demand in similar or other circumstances.

     6.5 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or condition exists.

     6.6 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person.

     6.7 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by the Borrower without the prior written consent of the Lender and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     6.8 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     6.9 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     6.10 Usury. All agreements between the Borrower and the Lender, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Lender for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of any Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Lender shall ever receive anything of value as interest or deemed interest by applicable law under any Note an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under such Note or on account of any other indebtedness of the Borrower to the Lender relating to such Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such Note, such excess shall be refunded to the Borrower.

     6.11 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                           [Signature Page to Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Secured Credit Agreement to be executed and delivered as of the date first above written.

                                              BORROWER:

                                              TALKPOINT COMMUNICATIONS INC.


                                              By: /s/ Nicholas Balletta
                                                  ------------------------------
                                                  Name: Nicholas Balletta
                                                  Title: Chief Executive Officer


                                              LENDER:

                                              MONEYLINE TELERATE HOLDINGS


                                              By: /s/ Lawrence K. Kinsella
                                                  ------------------------------
                                                  Name: Lawrence K. Kinsella
                                                  Title: Chief Financial Officer

                                    EXHIBIT A

                               NOTICE OF BORROWING


                                                      Date: ______________, 2003
Moneyline Telerate Holdings
233 Broadway
New York, New York 10279

Ladies and Gentlemen:

     Reference is made to that certain Secured Credit Agreement dated as of August 13, 2003 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among TalkPoint Communications Inc., as borrower, and Moneyline Telerate Holdings, as lender, the terms defined therein being used herein as therein defined. The undersigned hereby gives you notice irrevocably, pursuant to Section 1.2 of the Credit Agreement, of the Borrowing specified below:

     1.   The business day of the proposed Borrowing is _____________, _____.

     2.   The aggregate amount of the proposed Borrowing is $____________.

     3.   The bank account to which funds are to be disbursed is as follows:

                             ----------------------

                             ----------------------

                             ----------------------

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) each of the representations and warranties made by the Borrower in the Credit Agreement shall be true and correct in all material respects (if not qualified by materiality or material adverse effect) and in all respects (if qualified by materiality or material adverse effect) on and as of the Borrowing Date as though such representation or warranty was made on and as of the Borrowing Date;

               (b) no Event of Default (nor any event or circumstance that with notice or lapse of time or both would constitute an Event of Default) has occurred or is continuing, or would result from such proposed Borrowing; and

               (c) The total revenue and EBITDA of the Borrower, as determined in accordance with U.S. generally accepted accounting principles, for each of the calendar months set forth below that has ended prior to the relevant Borrowing Date was equal to or greater than the amount set forth below:

Month            Revenue      EBITDA
--------------   --------   ---------
August 2003      $425,000   ($281,000)
September 2003   $614,000   ($116,000)

October 2003     $714,000    ($75,000)
November 2003    $755,000    ($12,000)

                                              TALKPOINT COMMUNICATIONS INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT B

                                 PROMISSORY NOTE

$__________                                                     August ___, 2003
                                                              New York, New York

     FOR VALUE RECEIVED, TalkPoint Communications Inc. (formerly Video Network Communications, Inc.) (the "Borrower"), hereby promises to pay to Moneyline Telerate Holdings (the "Lender"), at 233 Broadway, New York, New York 10279, the principal sum of $_________________, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date and amount of each Loan made by the Lender to the Borrower, and each payment made on account of the principal of such Loan, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached to this Note or any continuation of such schedule, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or under this
Note in respect of the Loans made by the Lender.

     This Note is one of the Notes referred to in the Secured Credit Agreement dated as of August 13, 2003 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") between TalkPoint Communications Inc., as borrower, and Moneyline Telerate Holdings, as lender, and evidences Loans made by the Lender under the Credit Agreement. Capitalized terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified in the Credit Agreement. This Note is secured by and entitled to the benefits of the Security Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

                                              TALKPOINT COMMUNICATIONS INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT C

                               SECURITY AGREEMENT

          SECURITY AGREEMENT dated as of August 13, 2003 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement") between TALKPOINT COMMUNICATIONS INC. (formerly Video Network Communications, Inc.), a Delaware corporation (the "Grantor") and MONEYLINE TELERATE HOLDINGS, a Delaware corporation (the "Secured Party").

                             Introductory Statement

          Reference is hereby made to the Secured Credit Agreement, dated as of August 13, 2003, between TalkPoint Communications Inc., as borrower, and Moneyline Telerate Holdings, as lender (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement").

          To provide security to the Secured Party for the obligations of the Grantor under the Credit Agreement, the Grantor desires to grant to the Secured Party a security interest in the Collateral pursuant to the terms hereof.

          Accordingly, the parties hereto agree as follows:

          1. Definitions. When used in this Security Agreement:

          "Account Debtor" means any Person who is obligated or indebted to a Grantor with respect to any Account.

          "Accounts" means all accounts, as defined in the UCC, now owned or hereafter acquired by the Grantor, including, without limitation, all of the Grantor's rights to payment for goods sold or leased or services performed by the Grantor, whether now in existence or arising from time to time hereafter, including without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Grantor to secure the forgoing, (ii) all guarantees, endorsements, and indemnifications on, or of, any of the foregoing, (iii) all powers of attorney for the execution of any indebtedness or security or other writing in connection therewith, (iv) all books, records, ledger cards and invoices relating thereto, (v) all evidences of filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vi) all credit information, reports and memoranda relating thereto and (vii) all other writings in any way related to the foregoing.

          "Applicable Law" shall mean all provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

          "Collateral" means each of the following types or items of personal property of the Grantor, whether now owned or hereafter acquired, wherever located: (i) all Accounts, (ii) all Intellectual

Property, (iii) all Deposit Accounts, (iv) all monies now or at any time or times hereafter in the possession or under the control of the Grantor or the Secured Party, and (v) all products and Proceeds of the property described in clauses (i) through (iv) above.

          "Copyrights" means any United States or foreign copyrights now or hereafter owned by the Grantor, including any registrations of any Copyrights in the United States Copyright Office or the equivalent thereof in any foreign country and any application for a United States or foreign copyright registration now or hereafter made by the Grantor with the United States Copyright Office or the equivalent thereof in any foreign country and any licenses with respect to any of the foregoing.

          "Deposit Account" has the meaning given to such term under Article 9 of the UCC.

          "Event of Default" means the occurrence of an Event of Default (as defined in the Credit Agreement).

          "Governmental Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

          "Intellectual Property" means all Copyrights, Marks and Patents now owned or hereafter acquired by the Grantor, and all corporate or other business records, inventions, designs, blueprints, plans, trade names, trade secrets, goodwill, registrations, service marks, logos, licenses, franchises and customer lists.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature of security, and the filing of, or agreement to give, any financing statement under the UCC or the Uniform Commercial Code or other Applicable Law of any jurisdiction).

          "Marks" means all right, title and interest of the Grantor now owned or hereafter acquired in and to any United States or foreign trademarks, service marks, and trade names, including any registration of any trademarks and service marks in the United States Patent and Trademark Office or the equivalent thereof in any foreign country, any application for a United States or foreign trademark now or hereafter made by the Grantor with the United States Patent and Trademark Office or the equivalent thereof in any foreign country and any trade dress including logos and/or designs used by the Grantor in the United States or any foreign country and any licenses with respect to any of the foregoing.

          "Obligations" means all indebtedness, liabilities and other obligations of the Grantor under the Credit Agreement and this Agreement, each whether now existing or hereafter arising, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, acquired outright, conditionally or as collateral security from another, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and of all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed. The term "Obligations" includes, without limitation, the obligations to pay principal, breakage costs, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceedings with regard to the Grantor, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Secured Party and all renewals extensions, restructurings, refinancings or refundings thereof in a nature of a "workout" or otherwise.

          "Patents" means any United States or foreign patent to which the Grantor now or hereafter have title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by the Grantor and any licenses with respect to any of the foregoing.

          "Person" means any natural person, corporation, division of a corporation, limited liability company, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Proceeds" has the meaning given to such term under Article 9 of the UCC and shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty with respect to the Collateral, (ii) any or all payments made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral and (iii) any and all other amounts paid or payable from time to time under or in connection with the Collateral.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          Terms not otherwise defined herein or in the Loan Agreement shall have, where appropriate, their respective definitions as set forth in the UCC.

          2. Grant of Security Interest. As security for the payment and performance when due of the Obligations, the Grantor hereby grants to the Secured Party a security interest in, and Lien on, all of its right, title and interest in and to all of the Collateral.

          3. Covenants of the Grantor. The Grantor hereby covenants and agrees with the Secured Party that:

          (a) The Grantor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name (other than the name "Video Network Communications Inc.") unless (i) it shall have given the Secured Party thirty (30) days' prior written notice of its intention to do so which clearly describes such new name and the jurisdictions in which such new name will be used and provides the Secured Party with any other information in connection therewith as the Secured Party may request and (ii) it shall have taken all actions requested by the Secured Party to maintain the security interest granted to the Secured Party under this Security Agreement fully perfected;

          (b) The Grantor shall not change its corporate structure or its domicile of incorporation by redomiciliation, redomestication or otherwise unless (i) it shall have given the Secured Party thirty (30) days' prior written notice of its intention to do so which clearly describes such change and identifies the new jurisdiction and provides the Secured Party with any other information in connection therewith as the Secured Party may request and (ii) it shall have taken all actions requested by the Secured Party to maintain the security interest granted to the Secured Party under this Security Agreement fully perfected; and

          (c) The Grantor shall not establish any new location for its chief executive office or the location of its books, records and other documents relating to or evidencing Accounts or Intellectual Property unless (i) the Grantor provides the Secured Party thirty (30) days prior written prior written notice of its intention to move to such new location, clearly describing such new location, and provides the Secured Party with any other information in connection therewith as the Secured Party may request and (ii) it shall have taken all actions requested by the Secured Party to maintain the security interest granted to the Secured Party under this Security Agreement fully perfected.

          4. The Secured Party's Rights Exclusive of an Event of Default. The Grantor hereby agrees to permit representatives of the Secured Party, upon reasonable notice to the Grantor and during normal business hours, to access its records in connection with the Collateral at such reasonable times and as often as may be reasonably requested by the Secured Party. The Secured Party, from time to time and at its option, may take any other action which the Secured Party reasonably deems necessary for the maintenance or preservation of any of the Collateral or its interests therein. The Secured Party shall have the right to designate any officer, employee or attorney to execute, sign, endorse, assign, transfer or deliver in the name of the Grantor, or in its name, any documents or certificates necessary to evidence, perfect and realize upon the security interest granted herein.

          5. The Secured Party's Rights and Remedies Upon an Event of Default.

          (a) Collections, etc. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may, in its sole discretion, in its name, in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to the Collateral, but shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of the Grantor. The Secured Party will not be required to take any steps to preserve any rights against prior parties with rights in or to the Collateral. If the Grantor fails to make any payment or to take any action required hereunder with respect to the Collateral, the Secured Party may make such payments and take all such actions as the Secured Party reasonably deems necessary to protect the security interests of the Secured Party in the Collateral and/or the value thereof, and the Secured Party is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any Liens which in the judgment of the Secured Party appears to be equal to, prior to or superior to the security interests of the Secured Party in the Collateral.

          (b) Possession, Sale of Collateral, etc. Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies the Secured Party may have under Applicable Law, the Secured Party shall have all the rights and remedies available to it under the UCC, whether or not the UCC applies to the Collateral. The Secured Party may take such measures as it may deem necessary or proper for the care or protection of the Secured Party's rights and remedies hereunder, including the right to sell or cause to be sold, whenever the Secured Party shall decide, in one or more sales or parcels, at such prices as the Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at a public or private sale, without any demand of performance or notice of intention to sell or of the time or place of sale (except 10 days' written notice to the Grantor of the time and place of any such sale or sales and such other notices as may be required by Applicable Law and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Grantor, any such demand, notice, claim, right or equity being hereby expressly waived and released to the fullest extent permitted by Applicable Law. At any sale or sales made pursuant to this Section 5(b), the Secured Party may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Grantor any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Secured Party by the Grantor hereunder as a credit against the purchase price. The Secured Party shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and the Secured Party shall not be chargeable with any of the obligations or liabilities of the Grantor. The Grantor hereby agrees (i) that it will indemnify and hold the Secured Party harmless from and against any and all claims with respect to the Collateral asserted before the taking control of the relevant Collateral by the Secured Party pursuant to this Section 5(b), or arising out of any act of, or omission to act on the part of, any Person (other than the Secured Party) prior to such taking of actual possession or control by the Secured Party, or arising out of any act on the part of the Grantor or their respective agents before or after the commencement of such actual possession or control by the Secured Party; and (ii) the Secured Party shall have no liability or obligation to the Grantor arising out of any such claim except for acts of willful misconduct or gross negligence or not taken in good faith. In any action hereunder, the Secured Party shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence and during the continuation of an Event of Default, the Secured Party shall be entitled to apply, without prior notice to the Grantor, except as may be required by Applicable Law, any cash or cash items constituting Collateral in the possession of the Secured Party to payment of the Obligations then due and payable.

          (c) Notification to Account Debtors. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may notify any Persons in any way liable on any Accounts to make remittances to the Secured Party of all sums due or to become due thereon and to collect and enforce payment of all Accounts directly from the Persons liable thereon, by legal proceedings or otherwise, and generally exercise all of the Grantor's rights and remedies with respect to collection thereof.

          (d) Application of Proceeds. The Grantor further agrees that the Secured Party may apply any proceeds from the disposition of any of the Collateral first towards payment of any costs, fees and expenses accrued but unpaid of the Secured Party included within the Obligations, second towards payment of interest on the Loan, and third towards payment of principal.

          (e) Power of Attorney. Upon the occurrence and during the continuance of an Event of Default (i) the Grantor does hereby irrevocably make, constitute and appoint the Secured Party or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Secured Party or such other Person to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Secured Party, and to do any and all other acts necessary or proper to carry out the intent of this Security Agreement and the grant of the security interests hereunder, and the Grantor hereby ratifies and confirms all acts that the Secured Party or its substitute shall properly do by virtue hereof and (ii) the Grantor hereby further irrevocably makes, constitutes and appoints the Secured Party or any of its officers or designees its true and lawful attorney-in-fact in the name of the Secured Party or its name (A) to enforce all of its rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Secured Party, (B) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of this Security Agreement that are required to be observed or performed by it, (C) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Secured Party may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Secured Party and (D) to do any and all other things necessary or proper to carry out the intention of this Security Agreement and the grant of the security interests hereunder and the Grantor hereby ratifies and confirms in advance all that the

Secured Party as such attorney-in-fact or its substitute shall properly do by virtue of this power of attorney.

          6. Financing Statements, etc. The Grantor hereby authorizes the Secured Party to file financing statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments, and to give any notices reasonably necessary or desirable to perfect the Lien and security interests of the Secured Party in the Collateral.

          7. Further Assurances.

          (a) The Grantor agrees that it will from time to time, on request of the Secured Party and at its own cost and expense: (i) duly and promptly execute and deliver, or cause to be duly executed and delivered, any and all further instruments as may be appropriate in the reasonable judgment of the Secured Party to carry out the provisions and purposes of this Security Agreement, including, without limitation, a copyright security agreement, a patent and trademark security agreement and account control agreements; (ii) duly and promptly execute and deliver, or cause to be executed and delivered, such further instruments as may be appropriate in the reasonable judgment of the Secured Party, to provide the Secured Party with a perfected Lien in the Collateral and any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Uniform Commercial Code of any jurisdiction and the rules and regulations thereunder, or any Applicable Law of the United States or any other jurisdiction which the Secured Party may deem reasonably necessary or advisable, and perform or cause to be performed such other ministerial acts which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Secured Party the Lien and security interest in the Collateral contemplated hereunder; and (iii) promptly undertake to deliver or cause to be delivered to the Secured Party from time to time, such other documentation, consents, authorizations and approvals in form and substance reasonably satisfactory to the Secured Party, as the Secured Party shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Secured Party.

          (b) The Grantor hereby agrees to pay any and all stamp, registration, recordation and similar taxes, fees or charges, reasonable fees and expenses of the Secured Party's counsel and of any agents therefor and to indemnify the Secured Party and its agents against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Security Agreement and any other document or instrument executed in connection herewith or the perfection of any rights or security interests hereunder.

          8. Notices. If any notification of intended disposition of any of the Collateral or of any other act by the Secured Party is required by law and a specific time period is not stated therein or herein, such notification given at least ten (10) days before such disposition or act shall be deemed reasonably and properly given. Notices and other communications provided for herein shall be in the manner and at the addresses set forth in, and otherwise in accordance with, Section 6.1 of the Credit Agreement.

          9. Non-Waiver of Rights and Remedies. No delay or failure on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy and no course of dealing between the parties shall operate as a waiver of any right or remedy of the Secured Party. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          10. Termination. The security interests granted hereunder shall terminate when all the Obligations have been fully and indefeasibly paid and performed. At such time and upon request by the Grantor, and at the sole expense of the Grantor, the Secured Party shall take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, to terminate the security interest granted to it hereunder (without representation or warranty by the Secured Party of any nature whatsoever and wholly without recourse to the Secured Party).

          11. Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be fully performed within the State of New York.

          12. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE GRANTOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS SECURITY AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY OTHER CREDIT DOCUMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE SECURED PARTY THAT THE PROVISIONS OF THIS SECTION 12 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE SECURED PARTY HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS. THE SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GRANTOR TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

          13. SERVICE OF PROCESS. THE GRANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK IN NEW YORK COUNTY AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS SECURITY AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE SECURED PARTY OR ANY OF ITS SUCCESSORS OR ASSIGNS. THE GRANTOR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS SECURITY AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY. THE GRANTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO
SECTION 8 HEREOF. THE GRANTOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE SECURED PARTY. FINAL JUDGMENT AGAINST A GRANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION
(A) BY SUIT,

ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE GRANTOR THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT THE SECURED PARTY MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST ANY GRANTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE GRANTOR OR SUCH ASSETS MAY BE FOUND.

          14. Severability. This Security Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Security Agreement shall be prohibited by or invalidated under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement and the parties hereto agree to negotiate in good faith a provision to replace the ineffective provision, such provision to be as similar in effect and intent to the ineffective provision as permissible.

          15. Continuation and Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective in the event any petition is filed by or against any of the Grantor for liquidation or reorganization, or in the event any of the Grantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of a Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Secured Party, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          16. Amendment. No amendment, modification or waiver of any provision of this Security Agreement or consent to any departure herefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Secured Party.

          17. Successors and Assigns. All references herein to any of the parties to this Security Agreement shall be deemed to include the successors and assigns of such party; provided, however, that the Grantor may not assign any of their rights or obligations hereunder without the prior written consent of the Secured Party, and all covenants, promises and agreements by or on behalf of the Grantor which are contained herein shall inure to the benefit of the successors and assigns of the Secured Party.

          18. Remedies Not Exclusive. The remedies conferred upon or reserved to the Secured Party in this Security Agreement are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Secured Party. Without limiting the generality of the foregoing, the Secured Party shall have all rights and remedies of a secured party under Article 9 of the UCC, the Uniform Commercial Code in effect in any jurisdiction or any other Applicable Law.

          19. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

          IN WITNESS WHEREOF, each of the Grantor and the Secured Party have caused this Security Agreement to be duly executed as of the day and year first above written.

                                              GRANTOR:

                                              TALKPOINT COMMUNICATIONS INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              SECURED PARTY:

                                              MONEYLINE TELERATE HOLDINGS


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title: